Exhibit 99.7

Office of the United States Trustee

In re:
The Kushner-Locke Company

Chapter 11
Case No. LA 01-44828-SB (Administratively Consolidated with
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-44833-
SB through LA 01-44836-SB; and LA 01-44841-SB)

DEBTOR IN POSSESSION INTERIM STATEMENT

		Page 1 of 3
Statement Number:	75

For the Period FROM:	1/1/2008

TO:	1/31/2008

CASH ACTIVITY ANALYSIS (Cash Basis Only)

		Collateral	Concentration	City National
		Account	Account	Collection Account
Balance before Statement #1		$268,333.21	$65,956.21

A. Total Receipts per all Prior Interim Statements		$10,880,913.82	$9,457,049.19	$1,112,801.82

B. Less: Total Disbursements per all Prior Statements		$9,902,663.18	$9,416,957.24	$21,690.52

C. Beginning Balance		$1,246,583.85	$106,048.16	$1,091,111.30

D. Receipts during Current Period
Description
01/08/2008	Blackhorse (S Gold)			$5,975.00
01/16/2008	Wire Transfer		$60,000.00
01/30/2008	Wire Transfer		$35,000.00
01/30/2008	Force Entertainment			$1,118.66
01/31/2008	interest	$3,951.65

TOTAL RECEIPTS THIS PERIOD		$3,951.65	$95,000.00	$7,093.66	—

E. Balance Available (C plus D)		$1,250,535.50	$201,048.16	$1,098,204.96	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 75	Page 2 of 3
F.  Less: Disbursements during Current Period:

Date	Check No.	Payee/Purpose
01/02/2008	Wire	Morgan Lewis & Bockius LLP	$39,026.21
01/04/2008	1073	AT & T		$79.65
01/04/2008	1074	Health Net		$263.15
01/04/2008	1075	AT & T		$357.70
01/15/2008	Wire	Payroll Tax		$8,757.80
01/15/2008	8478	Payroll		$1,358.59
01/15/2008	8479	Payroll		$7,255.02
01/15/2008	8480	Payroll		$1,634.60
01/15/2008	8481	Payroll		$2,893.10
01/16/2008	WIre	Wire Transfer	$60,000.00
01/17/2008	Wire	Service Charge		$204.66
01/18/2008	Wire	ADP Fees		$30.00
01/18/2008	1086	Blue Shield		$387.00
01/18/2008	1087	Bowne of Los Angeles		$413.00
01/18/2008	1088	City Of Beverly Hills		$513.02
01/18/2008	1089	Health Net		$4,907.85
01/18/2008	1090	ITE Solutions		$230.00
01/18/2008	1091	Kevin Marino		$184.16
01/18/2008	1092	New Beginnings Enterprises		$2,661.44
01/18/2008	1093	Secretary of State		$25.00
01/18/2008	1094	Stutman Treister & Glatt		$25,654.40
01/18/2008	1095	Secretary of State		$25.00
01/18/2008	1096	Recall		$994.45
01/18/2008	1097	Keren Aminia		$232.34
01/22/2008	1098	Blue Shield		$44.00
01/25/2008	Wire	ADP Fees		$312.62
01/25/2008	1099	AT & T		$313.85
01/25/2008	1100	AT & T		$79.48
01/25/2008	1101	Clumeck Stern Schenkelberg & Getzoff		$600.00
01/25/2008	1102	Franchise Tax Board		$26.48
01/25/2008	1103	Keren Aminia		$1,010.49
01/29/2008	Wire	Payroll Taxes		$6,943.26
01/30/2008	8482	Payroll		$1,358.57
01/30/2008	8483	Payroll		$6,156.12
01/30/2008	8484	Payroll		$1,634.58
01/30/2008	8485	Payroll		$2,893.10
01/30/2008	Wire	Wire Transfer	$35,000.00
01/31/2008	Wire	Control Agreement Fee			50.00

TOTAL DISBURSEMENTS THIS PERIOD:			$134,026.21	$80,434.48	$50.00	—

G. Ending Balance (E less F)			$1,116,509.29	$120,613.68	$1,098,154.96	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 75	Page 3 of 3

H. (1) Collateral Account:
a) Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
b) Account Number:	323221556
(2) Concentration Account:
a) Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
b) Account Number:	1891935460
I: Other monies on hand:

The Kushner Locke Company PWI account		$731.10
Bank of Scotland — Pinocchio	936582	£214,339.41	Pound Sterling	Time Deposit
Bank of Scotland — Basil	936582	£238,964.90	Pound Sterling	Time Deposit (KL’s interest is 50%)
Allied Pinocchio	10747301	$—	Pound Sterling
Edge Entertainment	1891152710	$172.89

I: Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
BLT Venture	178-71491-7	$95,381.96
BLT Venture	16-524173-1101	$330.45
KL MDP Sensation	60-066-930	$—
KL\7 Venture	1890-69-6360	$31,275.03
Denial Venture	1890-69-6501	$239,798.27
Cracker LLC	1891-04-1665	$732.79
Swing	323-518095	$12,651.13
I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

/s/ Alice P. Neuhauser
Debtor in Possession